UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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VERSO CORPORATION
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 This filing contains the following communications, which were distributed by Verso Corporation (“Verso”) on November 12, 2019:

1.       Investor Talking Points dated November 12, 2019

2.       Letter to Verso Employees from the Verso Senior Leadership Team, dated November 12, 2019

3.       General Frequently Asked Questions (“FAQs”) regarding the transaction, dated November 12, 2019

4.       FAQs for Affected Mill and Support Employees of Verso, dated November 12, 2019

5.       FAQs for Specialty Employees of Verso, dated November 12, 2019

Talking Points

Sale of Verso Androscoggin and Stevens Point Mills to Pixelle Specialty Solutions

•	After a comprehensive review of strategic alternatives, Verso today announced that it has entered into a definitive agreement to sell its Androscoggin Mill in Maine and its Stevens Point Mill in Wisconsin to Pixelle Specialty Solutions LLC, a leading manufacturer of specialty paper and engineered products headquartered in Spring Grove, Pennsylvania, for $400 million dollars.

•	Management and the Board of Directors believe the sale of these two mills creates significant value for our company and stockholders.

•	After the sale closes, the Verso Board of Directors expects to distribute a significant portion of the net proceeds to our stockholders either by way of dividend or share repurchase, conducted either by way of modified Dutch tender offer, accelerated share repurchase program or open market purchases, and to determine and announce the amount and form of such return promptly following the closing of the transaction. We will utilize approximately $54 million of the net proceeds to reduce a portion of our unfunded pension liability. Any remaining net proceeds will be used for general corporate purposes while the Board continues its ongoing review of strategic alternatives.

•	Net cash proceeds of the transaction are anticipated to be approximately $336 million, after the assumption by Pixelle of approximately $35 million of pension liabilities, anticipated working capital adjustments, and the payment of transaction related expenses.

•	The sale is anticipated to close in the first quarter of 2020 after the receipt of regulatory and stockholder approvals. Until this transaction is completed, the Androscoggin and Stevens Point mills will continue to be operated by Verso in the ordinary course.

•	Verso’s Duluth, Escanaba, Quinnesec and Wisconsin Rapids mills will not be impacted by the sale and will continue to provide the same portfolio of graphics, specialty and packaging products as they do today.

•	Upon the completion of the transaction, employees of the Androscoggin and Stevens Point mills as well as some of Verso’s commercial and manufacturing support employees will transfer to Pixelle.

•	The sale of the Androscoggin and Stevens Point mills will reduce Verso’s total paper production capacity by 635,000 tons (425,000 tons at Androscoggin, 210,000 tons at Stevens Point) to approximately 2 million tons.

•	Verso is in the process of evaluating its post-sale staffing needs. While no decisions have been made as a result of this transaction and the resulting reduction of the remaining business, the number of SG&A positions will be reduced throughout 2020.

Forward-Looking Statements

In this document, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "intend," “potential,” “will,” “may” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management's current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including, without limitation, the ability to obtain stockholder approval for the transaction, the risk that Verso may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction, the risk that an event, change or other circumstances could give rise to the termination of the proposed transaction, the risk that a condition to closing of the transaction may not be satisfied, the timing to consummate the proposed transaction, the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Verso’s common stock, the risk of litigation related to the proposed transaction, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on transaction-related issues, and those risks and uncertainties listed under the caption “Risk Factors” in Verso’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended on April 30, 2019, and from time to time in Verso’s other filings with the Securities and Exchange Commission (the “SEC”). Verso assumes no obligation to update any forward-looking statement made in this document to reflect subsequent events or circumstances or actual outcomes.

Additional Information and Where to Find It

In connection with the proposed transactions, the Company expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of these documents free of charge at the SEC’s website (www.sec.gov) and from the Company.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 2018, as amended on April 30, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when such materials become available.

November 12, 2019

Verso Team,

This morning we announced that Verso has entered into a definitive agreement for the sale of our Androscoggin and Stevens Point mills to Pixelle Specialty Solutions LLC, a leading manufacturer of specialty papers and engineered products headquartered in Spring Grove, Pennsylvania, for $400 million.

As we had previously announced, we have been engaged in a comprehensive review of strategic alternatives for our company. After completing this review, Management and the Board of Directors believe the sale of these two mills creates significant value for our company and stockholders.

After the sale closes, Verso plans to distribute a significant portion of the net proceeds to our stockholders and to use the remainder for general corporate purposes. Net proceeds are expected to be approximately $336 million after we pay down a portion of our pension liabilities and other sales-related expenses.

The sale is anticipated to close in the first quarter of 2020 after the receipt of regulatory and stockholder approvals. Until this transaction is completed, the Androscoggin and Stevens Point mills will continue to be operated by Verso in the ordinary course. The Duluth, Escanaba, Quinnesec and Wisconsin Rapids mills will not be impacted by the sale and will continue to produce the same portfolio of graphics, specialty and packaging products as they do today.

Upon the completion of the transaction, employees of the Androscoggin and Stevens Point mills as well as some of Verso’s commercial and manufacturing support employees will transfer to Pixelle.

Verso is in the process of evaluating its post-sale staffing needs. While no decisions have been made as a result of this transaction and the resulting reduction of the remaining business, the number of SG&A positions will be reduced throughout 2020.

As the product markets in which we participate continue to rapidly evolve, the need to adapt to these changes has become a normal part of operating our business. Adapting to change is rarely easy, but it is essential to continue to be successful. When this transaction is finalized, we want to thank all of those who will become part of Pixelle for their many contributions to Verso and wish them all the best. For those of us who remain, let’s keep working safely and redouble our efforts to make our company the very best it can be.

Thank you,

Your Senior Leadership Team

Forward-Looking Statements

In this document, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "intend," “potential,” “will,” “may” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management's current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including, without limitation, the ability to obtain stockholder approval for the transaction, the risk that Verso may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction, the risk that an event, change or other circumstances could give rise to the termination of the proposed transaction, the risk that a condition to closing of the transaction may not be satisfied, the timing to consummate the proposed transaction, the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Verso’s common stock, the risk of litigation related to the proposed transaction, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on transaction-related issues, and those risks and uncertainties listed under the caption “Risk Factors” in Verso’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended on April 30, 2019, and from time to time in Verso’s other filings with the Securities and Exchange Commission (the “SEC”). Verso assumes no obligation to update any forward-looking statement made in this document to reflect subsequent events or circumstances or actual outcomes.

Additional Information and Where to Find It

In connection with the proposed transactions, the Company expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of these documents free of charge at the SEC’s website (www.sec.gov) and from the Company.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 2018, as amended on April 30, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when such materials become available.

Sale of the Androscoggin and Stevens Point Mills

Frequently Asked Questions - General

Q. Why is Verso selling the Androscoggin and Stevens Point mills?

A. As we have previously announced, we have been engaged in a comprehensive review of strategic alternatives for our company. After completing this review, Management and the Board of Directors believe the sale of these two mills creates significant value for our company and stockholders.

Q. How will the proceeds of the sale of the mills be used?

A. After the sale closes, we expect to distribute a significant portion of the net proceeds to our stockholders either by way of dividend or share repurchase, conducted either by way of modified Dutch tender offer, accelerated share repurchase program or open market purchases, and to determine and announce the amount and form of such return promptly following the closing of the transaction. We will utilize approximately $54 million of the net proceeds to reduce a portion of our unfunded pension liability. Any remaining net proceeds will be used for general corporate purposes while the Board continues its ongoing review of strategic alternatives.

Net cash proceeds of the transaction are anticipated to be approximately $336 million, after the assumption by Pixelle of approximately $35 million of pension liabilities, anticipated working capital adjustments, and the payment of transaction related expenses.

Q. What is the current annual paper production capacity of the Androscoggin and Stevens Point mills?

A. Annual paper production capacity at the Androscoggin Mill is 425,000 tons. Annual paper production capacity at the Stevens Point Mill is 210,000 tons.

Q. What will Verso’s total paper production capacity be after the sale of the two mills?

A. Verso’s total paper production capacity after the sale will be approximately 2 million tons.

Q. Will the sale of the two mills be presented to stockholders for approval?

A. Yes. The approval of Verso’s stockholders is a condition of closing the transaction.

Q. When is the sale of the mills expected to close?

A. The sale of the mills is anticipated to close in the first quarter of 2020.

Q. Does Verso have plans to sell any of its other paper mills?

A. Verso currently has no current plans to sell any of its other paper mills.

Q. How many employees will be affected by the sale of the Androscoggin and Stevens Point mills?

A. Upon the completion of the transaction, employees of the Androscoggin and Stevens Point mills as well as certain of Verso’s commercial and manufacturing support employees will become employees of the transferred business.

Q. Will the sale of the Androscoggin and Stevens Point mills result in more SG&A position eliminations?

A. Upon the completion of the transaction, employees of the Androscoggin and Stevens Point mills as well as certain of Verso’s commercial and manufacturing support employees will transfer to Pixelle. Verso is in the process of evaluating its post-sale staffing needs. While no decisions have been made as a result of this transaction and the resulting reduction of the remaining business, we expect that a number of SG&A positions will be reduced throughout 2020.

Forward-Looking Statements

In this document, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "intend," “potential,” “will,” “may” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management's current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including, without limitation, the ability to obtain stockholder approval for the transaction, the risk that Verso may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction, the risk that an event, change or other circumstances could give rise to the termination of the proposed transaction, the risk that a condition to closing of the transaction may not be satisfied, the timing to consummate the proposed transaction, the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Verso’s common stock, the risk of litigation related to the proposed transaction, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on transaction-related issues, and those risks and uncertainties listed under the caption “Risk Factors” in Verso’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended on April 30, 2019, and from time to time in Verso’s other filings with the Securities and Exchange Commission (the “SEC”). Verso assumes no obligation to update any forward-looking statement made in this document to reflect subsequent events or circumstances or actual outcomes.

Additional Information and Where to Find It

In connection with the proposed transactions, the Company expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of these documents free of charge at the SEC’s website (www.sec.gov) and from the Company.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 2018, as amended on April 30, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when such materials become available.

Sale of the Androscoggin and Stevens Point Mills

Frequently Asked Questions – Affected Mill and Support Employees

Q. What is the employment status of affected employees between now and the date the sale formally closes?

A. Affected mill and support employees will remain Verso employees until the sale is closed. They will transfer to Pixelle after the sale closes. Support employees who will become employees of the business sold to Pixelle after the sale will be notified by their respective Senior Lead Team members or managers as soon as is practicable after the sale announcement.

Q. Will affected Androscoggin, Stevens Point and support employees be offered Verso severance if they do not accept an offer of employment with Pixelle?

A. No. If employees choose not to accept employment with the business sold to Pixelle and leave the organization, it will be considered a voluntary separation.

Q. Will affected Androscoggin, Stevens Point and support employees who are retirement eligible be allowed to retire from Verso before the sale closes?

A. An individual’s retirement decision will be his or her own. If an employee is retirement eligible, he or she can retire before the sale closes and will receive the applicable Verso retirement benefits that he or she is entitled to under the current plans.

Q.	When will my Verso benefits end and my Pixelle benefits begin?

A. If you are a non-represented employee, when you become an employee of the business sold to Pixelle, your employment will be on terms and conditions no less favorable overall than the terms in place as of the transaction closing date (subject to limited exceptions for non-ordinary course incentive compensation, equity related compensation and any defined benefit pension plan or post-employment welfare benefits). until December 31, 2020 if the closing occurs prior to March 31, 2020, or for one year from the date of closing if the closing occurs after March 31, 2020.

If you are a represented employee, the terms of your employment will continue to be subject to the applicable collective bargaining agreement that will apply after the sale closes.

Q. What will happen to my 401(k) account after the sale closes?

A. Your Verso 401(k) account and balance will be transferred to a qualified account that will be administered by Pixelle. If you choose to leave the organization, you may roll your 401(k) balance over to a plan administered by a qualified financial institution or if your 401(k) balance is $5,000 or more, you may leave the balance in your current Transamerica account.

Q. What will happen to my 401(k) loan after I am transferred to Pixelle?

A. You will continue to be responsible for making payments on your 401(k) loan through Pixelle payroll deduction.

Q. What will happen to my Health Savings Account (HSA) after I am transferred to Pixelle?

A. Your current HSA will be transferred and administered by Pixelle through BenefitWallet. You will still be able to contribute to your HSA via Pixelle payroll deduction.

Q. What will happen to funds in the Health Reimbursement Account (HRA) after I’m transferred to Pixelle?

A.	The eligible 2020 funds in the account will be transferred to Pixelle.

Q. Will I be able to continue my voluntary benefits (Flexible Spending Account, life and AD&D insurance, vision coverage, Aflac) after my last day of employment with Verso?

A. We anticipate that the voluntary benefits available through Verso will be mirrored by Pixelle at least through Plan Year 2020.

Q. Will my earned, unused vacation time transfer to Pixelle?

A. Yes.

Q. How do Pixelle’s benefits compare to Verso’s benefits?

A.	If you are a non-represented employee, when you become an employee of the business sold to Pixelle, your employment will be on terms and conditions no less favorable overall than the terms in place as of the transaction closing date (subject to limited exceptions for non-ordinary course incentive compensation, equity related compensation and any defined benefit pension plan or post-employment welfare benefits). until December 31, 2020 if the closing occurs prior to March 31, 2020, or for one year from the date of closing if the closing occurs after March 31, 2020.

If you are a represented employee, the terms of your employment will continue to be subject to the applicable collective bargaining agreement that will apply after the sale closes.

Q. Will Pixelle Specialty Solutions honor the 2019 Verso Corporation Master Labor agreement?

A. In accordance with the 2019 Verso Corporation Master Labor Agreement, Pixelle has agreed in writing to recognize the union and to either assume and apply the existing Master Labor Agreement or negotiate a new agreement with the union.

Q. Will Pixelle honor the existing labor agreements that cover members of IBEW 1147 and UA 434 in Central Wisconsin?

A. In accordance with existing labor agreements, Pixelle has agreed in writing to recognize these Central Wisconsin unions.

Q. If Verso awards 2019 Verso Incentive Plan (VIP) and Profit Sharing in 1Q20 will I receive my award if the sale closes before bonuses are awarded?

A. If 2019 VIP metrics are met in 2020 and you are eligible to receive a VIP or Profit Sharing award, your award will be paid by Verso regardless of timing.

Q. Will I be able to log into Ceridian to print my 2019 earnings statements and year-end tax forms after I become a Pixelle employee?

A. You will continue to have access to the Dayforce system for a period of time after the closing.

Forward-Looking Statements

In this document, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "intend," “potential,” “will,” “may” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management's current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including, without limitation, the ability to obtain stockholder approval for the transaction, the risk that Verso may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction, the risk that an event, change or other circumstances could give rise to the termination of the proposed transaction, the risk that a condition to closing of the transaction may not be satisfied, the timing to consummate the proposed transaction, the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Verso’s common stock, the risk of litigation related to the proposed transaction, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on transaction-related issues, and those risks and uncertainties listed under the caption “Risk Factors” in Verso’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended on April 30, 2019, and from time to time in Verso’s other filings with the Securities and Exchange Commission (the “SEC”). Verso assumes no obligation to update any forward-looking statement made in this document to reflect subsequent events or circumstances or actual outcomes.

Additional Information and Where to Find It

In connection with the proposed transactions, the Company expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of these documents free of charge at the SEC’s website (www.sec.gov) and from the Company.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 2018, as amended on April 30, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when such materials become available.

Sale of the Androscoggin and Stevens Point Mills

Frequently Asked Questions – Specialty Employees Only

Q.	Why me/how was it determined who goes and who stays/who else is going?
A.	We considered all people who directly or indirectly support the Androscoggin and Stevens Point mills and determined final selections based on a negotiations process with the buyer (Pixelle). We want to communicate personally with everyone who will be affected before we share any additional details.

Q.	Who else is going?
A.	Specialty employees who directly or indirectly support the two mills will transfer to Pixelle. We want to communicate personally with everyone who will be affected before we share any additional details.

Q.	Will I have to relocate?
A.	It’s possible that some people may be required to relocate. Relocation decisions will be made by Pixelle at the appropriate time.

Q.	Can I choose not to transfer to Pixelle and stay with Verso?
A.	No. If you choose not to accept employment with the business sold to Pixelle, you will in effect be choosing voluntary separation from Verso and you will not receive Verso severance.

Q.	Will all my benefits (pay, insurance, etc.) remain the same?
A.	When you become an employee of Pixelle, your employment will be on terms and conditions no less favorable overall than the terms in place as of the transaction closing date (subject to limited exceptions for non-ordinary course incentive compensation, equity related compensation and any defined benefit pension plan or post-employment welfare benefits). until December 31, 2020 if the closing occurs prior to March 31, 2020, or for one year from the date of closing if the closing occurs after March 31, 2020.

Q.	Can I keep my company car?
A.	Yes, we expect to transfer company cars/leases to Pixelle.

Q.	Can I keep my Verso phone, laptop, etc.?
A.	Access to Verso systems will be defined as part of the Transition Services Agreement with Pixelle and will help determine the IT requirements and inform the equipment replacement plan. This will be very well coordinated between the two companies to assure a smooth transition.

Q.	Who will I report to?
A.	Reporting relationships will be determined by Pixelle and will be communicated to you at the appropriate time.

Forward-Looking Statements

In this document, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "intend," “potential,” “will,” “may” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management's current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including, without limitation, the ability to obtain stockholder approval for the transaction, the risk that Verso may be unable to obtain governmental and regulatory approvals required for the transaction, or required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction, the risk that an event, change or other circumstances could give rise to the termination of the proposed transaction, the risk that a condition to closing of the transaction may not be satisfied, the timing to consummate the proposed transaction, the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Verso’s common stock, the risk of litigation related to the proposed transaction, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the diversion of management time on transaction-related issues, and those risks and uncertainties listed under the caption “Risk Factors” in Verso’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended on April 30, 2019, and from time to time in Verso’s other filings with the Securities and Exchange Commission (the “SEC”). Verso assumes no obligation to update any forward-looking statement made in this document to reflect subsequent events or circumstances or actual outcomes.

Additional Information and Where to Find It

In connection with the proposed transactions, the Company expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of these documents free of charge at the SEC’s website (www.sec.gov) and from the Company.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 2018, as amended on April 30, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when such materials become available.